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EXHIBIT 10.24
                               FOURTH AMENDMENT TO
                  AMENDED AND RESTATED BUSINESS LOAN AGREEMENT

         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED BUSINESS LOAN AGREEMENT ("Fourth Amendment"), made as of February 11, 2001, by and between AGREE LIMITED PARTNERSHIP, a Delaware limited partnership, whose address is 31850 Northwestern Highway, Farmington Hills, Michigan 48334 (the "Borrower") and MICHIGAN NATIONAL BANK, a national banking association, whose address is 27777 Inkster Road (10-02), Farmington Hills, Michigan 48333-9065 (the "Bank"). Capitalized terms used but not defined in this Fourth Amendment shall have the meaning assigned to such terms in the Restated Agreement (as defined below).

                                    RECITALS

         WHEREAS, Borrower and Bank entered into an Amended and Restated Business Loan Agreement dated September 30, 1996, but effective September 21, 1996, as amended by First Amendment, Second Amendment and Third Amendment thereto and a Letter Agreement dated December 18, 2000 ("Restated Agreement"), whereby Bank agreed to make a $5,000,000 Line of Credit Loan ("Loan") available to Borrower;

         WHEREAS, the Loan has been extended by reason of the various amendments but will mature February 19, 2001 as provided in the Letter Agreement; and

         WHEREAS, Borrower has requested Bank to again extend the maturity date of the Loan and modify and amend certain terms of the Restated Agreement to evidence the extension of the Loan and Bank has agreed to do so upon the terms and condition of this Fourth Amendment.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of and in reliance upon the foregoing recitals of fact and the agreements among the parties set forth in this Agreement, the Restated Agreement is hereby amended as follows:

A.       AMENDMENT OF RESTATED AGREEMENT.

         1. AMENDMENT OF SECTION I. The MATURITY DATE AND LOAN DATE set forth in
Section I of the Restated Agreement are changed to read "February 19, 2002" and "February 19, 2001", respectively.

B.       REPRESENTATIONS AND WARRANTIES.

         Borrower represents, warrants, covenants and agrees that as of the date hereof, after giving effect to the consummation of the transactions contemplated by this Fourth Amendment:




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         1. AUTHORITY. Each of Borrower and Guarantor, as applicable, has full power, authority and legal right to enter into this Fourth Amendment and the Note (as defined below). The execution, delivery and performance by Borrower and Guarantor of the applicable Fourth Amendment documents:

                  (a) have been duly authorized by all necessary partnership or corporate action, as applicable, of Borrower and Guarantor;

                  (b) do not and will not, by lapse of time, the giving of notice or otherwise, contravene the terms of Borrower's or Guarantor's respective partnership agreement or certificate, articles of incorporation or bylaws or of any indenture, agreement or undertaking to which Borrower or Guarantor is a party or by which Borrower or Guarantor is or any of their respective property are bound;

                  (c) do not and will not require any governmental consent, registration or approval;

                  (d) do not and will not, by lapse of time, the giving of notice or otherwise, contravene any material contractual or governmental restriction to which Borrower or Guarantor, or any of their respective property may be subject; and

                  (e) do not and will not, except as contemplated herein, result in the imposition of any lien, charge, security interest or encumbrance upon any property of Borrower or Guarantor under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which Borrower or Guarantor is a party or by which Borrower or Guarantor or any of their respective property may be bound or affected.

         2. BINDING EFFECT. Each of the Fourth Amendment documents is the legal, valid and binding obligation of Borrower and Guarantor, as appropriate, and is enforceable against Borrower and Guarantor, as appropriate, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles (whether or not any action to enforce such document is brought at law or in equity).

         3. AGREEMENT REPRESENTATIONS AND WARRANTIES. The warranties and representations of Borrower contained in the Restated Agreement and the Related Documents are true, correct and complete on and as of the Effective Date and the date hereof, to the same extent as though made on and as of that date, and taking into account any revised Exhibits attached to this Fourth Amendment.

         4. DEFAULT. Upon closing of the Fourth Amendment transaction, no Event of Default or Default has occurred and is continuing, and neither Borrower or Guarantor has any defense, setoff or counterclaim with respect to the Note, the Restated Agreement or any documents executed in connection therewith.



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C.       CONDITIONS TO CLOSING.

         In addition to those conditions set forth elsewhere in the Restated Agreement, the obligations of Bank under this Fourth Amendment are conditioned upon (a) the fulfillment, in a manner satisfactory to Bank on or before the date hereof, of each of the following terms and conditions or (b) the delivery on or before the date hereof, duly executed, in form and substance satisfactory to Bank (and their counsel) of the following documents, as the case may be:

         1.       FOURTH AMENDMENT DOCUMENTS.

                  (a) Fourth Amendment. Borrower and Guarantor shall have executed and delivered this Fourth Amendment to Bank.

                  (b) Sixth Amended and Restated Note. Borrower shall have executed and delivered the Sixth Amended and Restated Note ("Note").

                  (c) Other Agreements. Borrower shall have executed and delivered to Bank such other agreements and documents in connection with the Loan as Bank may request in form and substance satisfactory to Bank and its counsel.

         2. ORGANIZATIONAL DOCUMENTS. Bank shall have received (i) with respect to Guarantor, the certificate of incorporation of Guarantor, as amended, modified or supplemented to the date hereof, certified to be true, correct and complete by the appropriate Secretary of State, together with a good standing certificate from such Secretary of State, and (ii) with respect to Borrower, the agreement of limited partnership of Borrower, as amended, modified or supplemented to the date hereof, certified to be true, correct and complete by a general partner of Borrower, together with a copy of the certificate of limited partnership of Borrower, as amended, modified or supplemented to the date hereof, certified to be true, correct and complete by the appropriate Secretary of State.

         3. CERTIFIED RESOLUTIONS. Bank shall have received a certificate of the secretary or assistant secretary of Guarantor and dated the date hereof, certifying (i) the names and true signatures of the incumbent officers of Guarantor authorized to sign the applicable Fourth Amendment documents and (ii) the resolutions of Guarantor's board of directors approving and authorizing the execution, delivery and performance of all Fourth Amendment documents executed by Guarantor.

         4. ADDITIONAL MATTERS. Bank shall have received such other certificates, opinions, documents and instruments relating to the Fourth Amendment transaction as may have been reasonably requested by Bank, and all corporate and other proceedings and all other documents and all legal matters in connection with the Fourth Amendment transaction shall be satisfactory in form and substance to Bank.



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D.       AMENDMENT AND AFFIRMATION OF LOAN DOCUMENTS.

         1. AFFIRMATION OF LOAN DOCUMENTS. Borrower and Guarantor acknowledge and affirm that (i) the Restated Agreement, as amended by the Fourth Amendment, the Mortgages, the Assignments and the Guaranty are enforceable against the Borrower and Guarantor, as applicable, and remain in full force and effect and shall be unamended, unchanged and unmodified, except as specifically set forth in the Fourth Amendment; and (ii) the Collateral and the Guaranty shall continue to secure and/or guaranty the repayment of the Obligations, whether or not the Obligations were contemplated by Borrower, Guarantor or Bank at the time of the execution of the Restated Agreement and the Related Documents, as amended hereby.

E.       MISCELLANEOUS.

         1. SECTION TITLES. The section titles contained in this Fourth Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

         2. PARTIES. Whenever in this Fourth Amendment reference is made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the successors and assigns of the Borrower, Guarantor and Bank.

         3. REFERENCES. Any reference to the Restated Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Fourth Amendment shall be deemed to include this Fourth Amendment unless the context shall otherwise require.

         4. CONTINUED EFFECTIVENESS. Notwithstanding anything contained herein, the terms of this Fourth Amendment are not intended to and do not serve to effect a novation as to the Restated Agreement. The parties hereto expressly do not intend to extinguish the Restated Agreement; instead, it is the express intention of the parties hereto to reaffirm Borrower's Obligations created under the Restated Agreement, as amended by this Fourth Amendment.

         5. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         6. RELEASE OF CLAIMS; LIMITATION OF LIABILITY. In consideration of Bank entering into this Fourth Amendment, Borrower and Guarantor do each hereby release and discharge Bank of and from any and all claims, harm, injury, and damage of any and every kind, known or unknown, legal or equitable, which Borrower or Guarantor have against Bank through the date of this Fourth Amendment. Borrower and Guarantor confirm to Bank that they have reviewed the effect of this release with competent legal counsel of their choice, or have been afforded the opportunity to do so, prior to execution of this Fourth Amendment and each acknowledge and agree that Bank is relying upon this release in entering into this Fourth Amendment. No claim may be made by Borrower, Guarantor, or any other Person against Bank or the affiliates, directors, officers, employees,




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attorneys or Bank of any of such Persons for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by the Agreement or any other transactions, or any act, omission or event occurring in connection therewith; and Borrower and Guarantor hereby waive, release and agree not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         7. ENTIRE AGREEMENT. This Fourth Amendment, the exhibits attached hereto, and the other Fourth Amendment documents represent the entire agreement between the parties hereto relating to the Fourth Amendment and may not be altered or modified in any respect, except upon the execution by the parties hereto of a written document or instrument so providing.

         IN WITNESS WHEREOF, this Fourth Amendment has been duly executed as of the day and year first above written.

                             AGREE LIMITED PARTNERSHIP,
                             a Delaware limited partnership

                             By:      AGREE REALTY CORPORATION,
                                      its sole general partner, a Maryland
                                      corporation

                                      By:  /s/ Richard Agree
                                         ---------------------------
                                               Name:  Richard Agree
                                               Title:  President


                             MICHIGAN NATIONAL BANK,
                             a national banking association

                             By:  /s/ Irwin Knox
                                ------------------------------
                                      Name:  Irwin Knox
                                      Title:  Vice President



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                             AGREEMENT OF GUARANTOR

         By executing this Fourth Amendment the undersigned "Guarantor" agrees that the Indebtedness of Borrower is and, notwithstanding this Fourth Amendment, will continue to be guaranteed to Bank in accordance with the terms of the Amended and Restated Guaranty made September 30, 1996 ("Guaranty") and executed and delivered by Guarantor to Bank, without limit. In addition, Guarantor: (1) acknowledges and agrees that the Guarantor has completely read and understands this Fourth Amendment; (2) consents to all of the provisions of this Fourth Amendment relating to Borrower; (3) acknowledges and agrees that the Guaranty continues in full force and effect; (4) acknowledges receipt of good and lawful consideration for execution of the Guaranty and this Fourth Amendment; (5) agrees promptly to furnish such Financial Statements to Bank concerning the Guarantor as Bank shall reasonably request; (6) agrees to all of those portions of this Fourth Amendment which apply to Guarantor; (7) acknowledges and agrees that this Fourth Amendment has been freely executed without duress and after an opportunity was provided to Guarantor for review of this Fourth Amendment by competent legal counsel of Guarantor's choice; and (8) acknowledges that the Bank has provided Guarantor with a copy of this Fourth Amendment and such other Related Documents as Guarantor has requested.


                                     GUARANTOR:

                                     AGREE REALTY CORPORATION,
                                     a Maryland corporation


                                     By:    /s/ Richard A. Agree
                                        ------------------------------
                                            Richard A. Agree
                                     Its:   President






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